Exhibit 4.1

Execution Version

XYLEM INC.

AND

DEUTSCHE BANK TRUST COMPANY AMERICAS,

as Trustee

SUPPLEMENTAL INDENTURE NO. 4

Dated as of June 26, 2020

THIS SUPPLEMENTAL INDENTURE No. 4 (this “Supplemental Indenture No. 4”), dated as of June 26, 2020, is between XYLEM INC., an Indiana corporation (the “Company”), and DEUTSCHE BANK TRUST COMPANY AMERICAS, a New York banking corporation, as Trustee (the “Trustee”).

RECITALS

WHEREAS, the Company has heretofore executed and delivered to the Trustee an Indenture dated as of March 11, 2016 between the Company and the Trustee (the “Original Indenture”), as amended and supplemented by a Supplemental Indenture No. 1 dated as of March 11, 2016 between the Company and the Trustee (“Supplemental Indenture No. 1”; the Original Indenture as so amended and supplemented, the “Base Indenture”; and the Base Indenture as further supplemented by this Supplemental Indenture No. 4, the “Indenture”), providing for the issuance from time to time of series of the Company’s Securities;

WHEREAS, Section 9.01(g) of the Base Indenture provides for the Company and the Trustee to enter into an indenture supplemental to the Base Indenture to establish the forms or terms of Securities of any series as permitted by Section 2.02 or Section 3.01 of the Base Indenture;

WHEREAS, pursuant to Section 3.01 of the Base Indenture, the Company wishes to provide for the issuance of two new series of Securities to be known as its 1.950% Senior Notes due 2028 (the “2028 Notes”) and its 2.250% Senior Notes due 2031 (the “2031 Notes” and collectively with the 2028 Notes, the “Notes”), the form and terms of such Notes and the terms, provisions and conditions thereof to be as set forth in this Supplemental Indenture No. 4; and

WHEREAS, the Company has requested that the Trustee execute and deliver this Supplemental Indenture No. 4 and all requirements necessary to make this Supplemental Indenture No. 4 a valid, binding and enforceable instrument in accordance with its terms, and to make the Notes, when executed by the Company and authenticated and delivered by the Trustee, the valid, binding and enforceable obligations of the Company, have been done and performed, and the execution and delivery of this Supplemental Indenture No. 4 has been duly authorized in all respects.

NOW, THEREFORE, in consideration of the covenants and agreements set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

ARTICLE 1

DEFINITIONS

Section 1.01. Relation to Base Indenture. This Supplemental Indenture No. 4 constitutes an integral part of the Base Indenture.

Section 1.02. Definition of Terms. For all purposes of this Supplemental Indenture No. 4:

(a) capitalized terms used herein without definition shall have the meanings set forth in the Base Indenture;

(b) a term defined anywhere in this Supplemental Indenture No. 4 has the same meaning throughout;

(c) the singular includes the plural and vice versa;

(d) headings are for convenience of reference only and do not affect interpretation; and

(e) the following terms have the meanings given to them in this Section 1.02(e):

“Business Day” shall mean any day, other than a Saturday or Sunday, which is not a day on which banking institutions in The City of New York are authorized or required by law or executive order to close.

“Change of Control” shall mean the occurrence of any one of the following: (1) the direct or indirect sale, lease, transfer, conveyance or other disposition (other than by way of merger, amalgamation, arrangement or consolidation), in one or a series of related transactions, of all or substantially all of the Company’s properties or assets and those of the Company’s subsidiaries, taken as a whole, to one or more persons, other than to the Company or one of the Company’s subsidiaries; (2) the first day on which a majority of the members of the Company’s board of directors is not composed of directors who (a) were members of the Company’s board of directors on the issue date or (b) were nominated for election, elected or appointed to the Company’s board of directors with the approval of a majority of the directors who were members of the Company’s board of directors at the time of such nomination, election or appointment (either by a specific vote or by approval by such directors of the Company’s proxy statement in which such member was named as a nominee for election as a director); (3) the consummation of any transaction including, without limitation, any merger, amalgamation, arrangement or consolidation the result of which is that any person becomes the beneficial owner, directly or indirectly, of more than 50% of the Company’s voting stock; (4) the Company consolidates with, or merges with or into, any person, or any person consolidates with, or merges with or into, the Company, in any such event pursuant to a transaction in which any of the outstanding voting stock of the Company or of such other person is converted into or exchanged for cash, securities or other property, other than any such transaction where the shares of the Company’s voting stock outstanding immediately prior to such transaction constitute, or are converted into or exchanged for, a majority of the voting stock of the surviving person immediately after giving effect to such transaction; or (5) the adoption of a plan relating to the Company’s liquidation or dissolution (other than the Company’s liquidation into a newly formed holding company). Notwithstanding the foregoing, a transaction described in clause (3) above will not be deemed to involve a Change of Control if (1) the Company becomes a direct or indirect wholly-owned subsidiary of a holding company (which shall include a parent company) and (2)(A) the direct or indirect holders of the voting stock of such holding company immediately following that transaction are substantially the same as, and hold in substantially the same proportions as, the holders of the Company’s voting stock immediately prior to that transaction or (B) immediately following that transaction no person (other than a holding company satisfying the requirements of this sentence) is the beneficial owner, directly or indirectly, of more than 50% of the then outstanding voting stock, measured by voting power, of such holding company. Following any such transaction, references in this definition to the Company shall be deemed to refer to such holding company. For the purposes of this definition, “person” and “beneficial owner” have the meanings used in Section 13(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

“Change of Control Offer” shall have the meaning set forth in Section 4.01(a).

“Change of Control Purchase Price” shall have the meaning set forth in Section 4.01(a).

“Change of Control Triggering Event” shall mean the occurrence of both a Change of Control and a Ratings Downgrade Event. Notwithstanding the foregoing, no Change of Control Triggering Event will be deemed to have occurred in connection with any particular Change of Control unless and until such Change of Control has actually been consummated.

“Comparable Treasury Issue” shall mean the United States Treasury security selected by an Independent Investment Banker as having a maturity comparable to the remaining term (“Remaining Life”) of the notes to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of the notes (assuming, for this purpose, such notes mature on the applicable Par Call Date).

“Comparable Treasury Price” shall mean, with respect to any redemption date, (1) the average of the Reference Treasury Dealer Quotations for such redemption date, after excluding the highest and lowest such Reference Treasury Dealer Quotations, or (2) if the Independent Investment Banker obtains fewer than four such Reference Treasury Dealer Quotations, the average of all such Quotations or, if only one such Quotation is obtained, such Quotation.

“Fitch” shall mean Fitch Inc.

“Global Note” shall have the meaning set forth in Section 2.04.

“Independent Investment Banker” means an independent investment banking institution of national standing appointed by the Company, which may be one of the Reference Treasury Dealers.

“Interest Payment Date” shall have the meaning set forth in Section 2.05(a).

“Make-Whole Redemption Price” shall have the meaning set forth in Section 3.01(a).

“Maturity Date” shall mean January 30, 2028 in the case of the 2028 Notes and January 30, 2031 in the case of the 2031 Notes.

“Moody’s” shall mean Moody’s Investors Service, Inc.

“Optional Redemption Price” shall have the meaning set forth in Section 3.01(b).

“Par Call Date” shall mean, in the case of the 2028 Notes, November 30, 2027 (two months prior to their Maturity Date ) and, in the case of the 2031 Notes, October 30, 2030 (three months prior to their Maturity Date).

“Par Redemption Price” shall have the meaning set forth in Section 3.01(b).

“Rating Agency” shall mean (1) each of Fitch, Moody’s and S&P; or (2) if any of Moody’s Fitch or S&P ceases to rate the Notes or fails to make a rating of the Notes publicly available for reasons outside of the Company’s control, a “nationally recognized statistical rating organization” as defined under Section 3(a)(62) of the Exchange Act selected by the Company as a replacement Rating Agency for Moody’s, Fitch or S&P as the case may be.

“Ratings Downgrade Event” shall mean that the Notes cease to be rated equal to or higher than BBB- (or the equivalent) by Fitch, Baa3 (or the equivalent) by Moody’s or BBB- (or the equivalent) by S&P, and the equivalent investment grade credit rating from any replacement Rating Agency or replacement Rating Agencies selected by the Company on any date, during the 60-day period commencing upon the earlier of (1) the first public announcement of the Change of Control or the Company’s intention to effect a Change of Control and (2) the consummation of such Change of Control, which period will be extended following consummation of a Change of Control for so long as the rating of the Notes is under publicly announced consideration for possible downgrade by any of the Rating Agencies. Unless at least one Rating Agency is providing a rating for the Notes at the commencement of any such period, the Notes will be deemed to have ceased to be rated as described above during such period.

“Redemption Date” shall mean, with respect to any redemption of Notes, the date fixed for such redemption pursuant to the Indenture and such Notes.

“Reference Treasury Dealer” shall mean each of (1) BNP Paribas Securities Corp., Citigroup Global Markets Inc. and J.P. Morgan Securities LLC, and their respective successors, and (2) any other primary U.S. government securities dealer in New York City that the Company selects (each, a “Reference Treasury Dealer”).

“Reference Treasury Dealer Quotation” shall mean, with respect to each Reference Treasury Dealer and any Redemption Date, the average, as determined by the Independent Investment Banker, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Independent Investment Banker by such Reference Treasury Dealer at 5:00 p.m., New York City time, on the third business day preceding such Redemption Date.

“S&P” shall mean S&P Global Ratings, a division of S&P Global Inc.

“Treasury Rate” shall mean, with respect to any Redemption Date, (1) the yield, under the heading which represents the average for the immediately preceding week, appearing in the most recently published statistical release designated “H.15(519)” or any successor publication which is published weekly by the Board of Governors of the Federal Reserve System and which establishes yields on actively traded United States Treasury securities adjusted to constant maturity under the caption “Treasury Constant Maturities,” for the maturity corresponding to the Comparable Treasury Issue (if no maturity is within three months before or after the Remaining Life, yields for the two published maturities most closely corresponding to the Comparable Treasury Issue shall be determined and the Treasury Rate shall be interpolated or extrapolated from such yields on a straight line basis, rounding to the nearest month), (2) if the period from the redemption date to the applicable Par Call Date of the notes to be redeemed is less than one year, the weekly average yield on actually traded United States Treasury securities adjusted to a constant maturity of one year will be used, or (3) if such release (or any successor release) is not published during the week preceding the calculation date or does not contain such yields, the rate per annum equal to the semiannual equivalent yield to maturity of the Comparable Treasury Issue, calculated using a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such redemption date. The Treasury Rate shall be calculated on the third business day preceding the Redemption Date.

The terms “Company,” “Trustee,” “Indenture,” “Base Indenture,” “Supplemental Indenture No. 4,” “2028 Notes,” “2031 Notes” and “Notes” shall have the respective meanings set forth in the preamble and recitals to this Supplemental Indenture No. 4.

ARTICLE 2

GENERAL TERMS AND CONDITIONS OF THE NOTES

Section 2.01.    Designation and Principal Amount.

The 2028 Notes may be issued from time to time upon receipt by the Trustee of an Authentication Order pursuant to Section 3.03 of the Base Indenture. The initial issue date shall be June 26, 2020. There is hereby authorized a series of Securities designated as the 1.950% Senior Notes due 2028 limited in aggregate principal amount to $500,000,000 (except for additional Notes of such series authenticated and delivered in accordance with Section 3.01 of the Base Indenture and upon registration of transfer of, or in exchange for, or in lieu of, other Notes pursuant to the Base Indenture).

The 2031 Notes may be issued from time to time upon receipt by the Trustee of an Authentication Order pursuant to Section 3.03 of the Base Indenture. The initial issue date shall be June 26, 2020. There is hereby authorized a series of Securities designated as the 2.250% Senior Notes due 2031 limited in aggregate principal amount to $500,000,000 (except for additional Notes of such series authenticated and delivered in accordance with Section 3.01 of the Base Indenture and upon registration of transfer of, or in exchange for, or in lieu of, other Notes pursuant to the Base Indenture).

Section 2.02.    Maturity. The date upon which all outstanding principal of the 2028 Notes shall become due and payable, together with any accrued and unpaid interest thereon, is January 30, 2028. The date upon which all outstanding principal of the 2031 Notes shall become due and payable, together with any accrued and unpaid interest thereon, is January 30, 2031.

Section 2.03.    Payment and Appointment. Principal of, premium, if any, and interest on the Notes will be payable at the office of the Paying Agent or, at the Company’s option, payment of interest may be made by check mailed to the Holders of the Notes at their respective addresses set forth in the register of Holders; provided that all payments of principal, premium, if any, and interest with respect to the Notes represented by one or more Global Notes deposited with, or on behalf of, a common depositary, and registered in the name of the nominee of the common depositary for the account of The Depository Trust Company, New York, New York (“DTC”) will be made through the facilities of the common depositary.

The Paying Agent, transfer agent and Security Registrar with respect to the Notes shall initially be the Trustee.

The Notes shall be issuable in minimum denominations of $2,000 and integral multiples of $1,000 in excess thereof.

Section 2.04. Global Note. The Notes shall be issued initially in the form of one or more fully registered global notes (each, a “Global Note”) and such Global Notes shall be deposited with, or on behalf of the DTC and registered in the name of Cede & Co., the nominee of DTC. Unless and until such Global Note is exchanged for Notes in certificated form, such Global Note may be transferred, in whole but not in part, and any payments on the Notes shall be made, only to the DTC or another nominee of the DTC, or to a successor the DTC selected or approved by the Company or to a nominee of such successor depositary.

Section 2.05. Interest. (a) The 2028 Notes will bear interest at a rate of 1.950% per annum and the 2031 Notes will bear interest at a rate of 2.250% per annum, each from June 26, 2020, or from the most recent date to which interest has been paid or provided for, payable semi-annually in arrears on January 30 and July 30 of each year (each, an “Interest Payment Date”), commencing January 30, 2021 to Holders of record at the close of business on the 15th calendar day (whether or not a Business Day) immediately preceding the Interest Payment Date; provided, however, that interest payable on the applicable Maturity Date of the Notes or any Redemption Date of the Notes shall be payable to the person to whom the principal of such Notes shall be payable.

(b) Interest payable on the Notes on any Interest Payment Date, Redemption Date or Maturity Date shall be computed on the basis of a 360-day year of twelve 30-day months. If any Interest Payment Date falls on a day that is not a Business Day, the interest payment will be made on the next succeeding day that is a Business Day, but no additional interest will accrue as a result of the delay in payment. If the Maturity Date or any Redemption Date of the Notes falls on a day that is not a Business Day, the related payment of principal, premium, if any, and interest will be made on the next succeeding Business Day as if it were made on the date such payment was due, and no interest will accrue on the amounts so payable for the period from and after such date to the next succeeding Business Day.

Section 2.06. No Sinking Fund. The Notes are not entitled to the benefit of any sinking fund.

Section 2.07. No Guarantee. The Notes will not be guaranteed by any Person or Persons.

ARTICLE 3

REDEMPTION OF THE NOTES

Section 3.01. Optional Redemption by Company. (a) At any time prior to the applicable Par Call Date, the Company shall have the right at its option to redeem the Notes, as a whole or in part, at a redemption price (the “Make-Whole Redemption Price”) equal to the greater of:

(i) 100% of the principal amount of the Notes to be redeemed; and

(ii) the sum, as determined by an Independent Investment Banker, of the present values of the remaining scheduled payments of principal and interest (exclusive of interest accrued to the date of redemption) from the redemption date to the applicable Par Call Date, in each case discounted to the redemption date on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 25 basis points for the 2028 Notes and 25 basis points for the 2031 Notes;

together with, in each case, accrued and unpaid interest on the principal amount of the Notes to be redeemed to, but not including, the Redemption Date.

With respect to any redemption occurring prior to the applicable Par Call Date, the Company shall give the Trustee notice of the Make-Whole Redemption Price promptly after the calculation thereof and the Trustee shall have no responsibility for such calculation.

(b) At any time on or after the applicable Par Call Date, the Company shall have the right at its option to redeem the Notes, as a whole or in part, at a redemption price (the “Par Redemption Price” and together with the Make-Whole Redemption Price, each an “Optional Redemption Price”) equal to 100% of the principal amount of the Notes to be redeemed; plus, accrued and unpaid interest, if any, on the principal amount of the Notes to be redeemed to, but excluding, the Redemption Date.

(c) Unless the Company defaults in payment of the Optional Redemption Price, on and after the Redemption Date, interest will cease to accrue on the applicable Notes or portions thereof called for redemption. On or before the Redemption Date, the Company shall deposit with the Paying Agent or set aside, segregate and hold in trust (if the Company is acting as Paying Agent), funds sufficient to pay the Optional Redemption Price of, and accrued and unpaid interest on, such Notes to be redeemed on that Redemption Date. If fewer than all of the Notes are to be redeemed, the Trustee will select, not more than 60 days prior to the Redemption Date, the particular Notes or portions thereof to be redeemed from the outstanding Notes not previously called for redemption in accordance with the procedures of DTC; provided that if the Notes are represented by one or more Global Notes, beneficial interests in the Notes will be selected for redemption by DTC in accordance with its standard procedures therefor; provided, however, that no Notes of a principal amount of $2,000 or less shall be redeemed in part.

(d) The Company shall mail (or otherwise transmit in accordance with the applicable procedures of DTC) notice of a redemption pursuant to this Section 3.01 to the registered address of each Holder of the Notes to be redeemed not less than 10 nor more than 60 days prior to the Redemption Date.

Section 3.02. No Other Redemption. Except as set forth in Section 3.01, the Notes shall not be redeemable by the Company prior to the applicable Maturity Date. The provisions of this Article 3 shall supersede any conflicting provisions contained in Article 11 of the Base Indenture.

ARTICLE 4

CHANGE OF CONTROL TRIGGERING EVENT

Section 4.01. Change of Control Triggering Event. (a) If a Change of Control Triggering Event occurs with respect to a series of Notes, unless the Company has exercised its right to redeem the Notes of such series, the Company shall make an offer (the “Change of Control Offer”) to repurchase all or, at the Holder’s option, any part (equal to $2,000 or any multiple of $1,000 in excess thereof) of each Holder’s Notes of such series at 101% of the aggregate principal amount thereof plus accrued and unpaid interest, if any, to, but not including, the date of purchase (the “Change of Control Purchase Price”) in accordance with the procedures set forth in this Section 4.01.

(b) Within 30 days following any Change of Control Triggering Event or, at the Company’s option, prior to any Change of Control, but after public announcement of the transaction that constitutes or may constitute the Change of Control, the Company shall make the Change of Control Offer by mailing, or causing to be mailed, a notice to all Holders of Notes of such series (with a copy mailed to the Trustee) describing the transaction that constitutes or may constitute the Change of Control Triggering Event and offering to repurchase such Notes on the date specified in the notice, which date will be no earlier than 30 days and no later than 60 days from the date such notice is mailed. The notice, if mailed prior to the date of consummation of the Change of Control, will state that the Change of Control Offer is conditioned on the Change of Control Triggering Event occurring on or prior to such payment date.

(c) On the payment date of the Change of Control Purchase Price as specified in the notice, the Company shall, to the extent lawful:

(i) accept for payment all Notes or portions of Notes properly tendered and not withdrawn pursuant to the Change of Control Offer;

(ii) deposit with the Paying Agent an amount equal to the Change of Control Purchase Price in respect of all Notes or portions of Notes properly tendered and not withdrawn pursuant to the Change of Control Offer; and

(iii) deliver or cause to be delivered to the Trustee the Notes properly accepted together with an Officers’ Certificate stating the aggregate principal amount of Notes or portions of Notes being purchased by the Company.

(d) The Paying Agent shall promptly mail to each Holder who properly tendered Notes pursuant to the Change of Control Offer, the Change of Control Purchase Price for such Notes, and the Trustee shall promptly authenticate and mail (or cause to be transferred by book entry) to each such Holder a new Note equal in principal amount to any unpurchased portion of the Notes surrendered, if any; provided that each new Note will be in a principal amount of $2,000 or a multiple of $1,000 in excess thereof.

(e) The Company will not be required to make a Change of Control Offer upon a Change of Control Triggering Event if a third party makes such an offer in the manner, at the times and otherwise in compliance with the requirements for a Change of Control Offer made by the Company and such third party purchases all Notes properly tendered and not withdrawn under its offer. In the event that such third party terminates or defaults on its offer, the Company shall make a Change of Control Offer treating the date of such termination or default as though it were the date of such Change of Control Triggering Event.

(f) The Company will not repurchase any Notes if there has occurred and is continuing on the relevant payment date an Event of Default under the Indenture, other than a default in the payment of the Change of Control Purchase Price upon a Change of Control Triggering Event.

(g) The Company will comply with the requirements of Rule 14e-1 under the Exchange Act, and any other securities laws and regulations thereunder to the extent those laws and regulations are applicable in connection with the repurchase of Notes as a result of a Change of Control Triggering Event. To the extent that the provision of any such securities laws or regulations conflicts with the offer provisions in respect of a Change of Control of the Notes, the Company will comply with those securities laws and regulations and will not be deemed to have breached its obligations under such offer provisions by virtue of any such conflict.

ARTICLE 5

[INTENTIONALLY OMITTED]

ARTICLE 6

FORM OF NOTES

Section 6.01. Form of Notes. The 2028 Notes and the Trustee’s Certificate of Authentication to be endorsed thereon are to be substantially in the forms attached as Exhibit A hereto, with such changes therein as the officers of the Company executing the Notes (by manual or facsimile signature) may approve, such approval to be conclusively evidenced by their execution thereof. The 2031 Notes and the Trustee’s Certificate of Authentication to be endorsed thereon are to be substantially in the forms attached as Exhibit B hereto, with such changes therein as the officers of the Company executing the Notes (by manual or facsimile signature) may approve, such approval to be conclusively evidenced by their execution thereof.

ARTICLE 7

ORIGINAL ISSUE OF NOTES

Section 7.01. Original Issue of Notes. 2028 Notes having an aggregate principal amount of $500,000,000 and 2031 Notes having an aggregate principal amount of $500,000,000 (subject to provisions of the Base Indenture with respect to authentication and delivery of additional Notes in accordance with Section 3.01 of the Base Indenture and upon registration of transfer of, or in exchange for, or in lieu of, other Notes) may from time to time, upon execution of this Supplemental Indenture No. 4, be executed by the Company and delivered to the Trustee for authentication, and the Trustee shall thereupon authenticate and deliver said Notes to or upon the written order of the Company pursuant to Section 3.03 of the Base Indenture without any further action by the Company (other than as required by the Base Indenture).

ARTICLE 8

MISCELLANEOUS

Section 8.01. Ratification of Indenture. The Base Indenture, as supplemented by this Supplemental Indenture No. 4, is in all respects ratified and confirmed, and this Supplemental Indenture No. 4 shall be deemed part of the Base Indenture in the manner and to the extent herein and therein provided. All provisions included in this Supplemental Indenture No. 4 supersede any conflicting provisions included in the Base Indenture unless not permitted by law.

Section 8.02. Trustee Not Responsible for Recitals. The recitals contained herein shall be taken as statements of the Company and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Supplemental Indenture No. 4. The Trustee shall not be accountable for the use or application by the Company of the Notes or the proceeds thereof.

Section 8.03. Governing Law. THIS SUPPLEMENTAL INDENTURE NO. 4 AND EACH NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

Section 8.04. Separability Clause. In case any provision in this Supplemental Indenture No. 4 or in the Notes shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

Section 8.05. Counterparts. This Supplemental Indenture No. 4 may be executed in any number of counterparts each of which, when so executed, shall be deemed to be an original, but all of which shall together constitute but one and the same instrument. Counterparts may be delivered via facsimile, electronic mail (including any electronic signature covered by the U.S. federal ESIGN Act of 2000, Uniform Electronic Transactions Act, the Electronic Signatures and Records Act or other applicable law, e.g., www.docusign.com) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes. Facsimile, documents executed, scanned and transmitted electronically and electronic signatures, including those created or transmitted through a software platform or application, shall be deemed original signatures for purposes of this Supplemental Indenture No. 4 and all other related documents and all matters and agreements related thereto, with such facsimile, scanned and electronic signatures having the same legal effect as original signatures. The parties agree that this Supplemental Indenture No. 4 or any other related document or any instrument, agreement or document necessary for the consummation of the transactions contemplated by this Supplemental Indenture No. 4 or the other related documents or related hereto or thereto (including, without limitation, addendums, amendments, notices, instructions, communications with respect to the delivery of securities or the wire transfer of funds or other communications) (“Executed Documentation”) may be accepted, executed or agreed to through the use of an electronic signature in accordance with applicable laws, rules and regulations in effect from time to time applicable to the effectiveness and enforceability of electronic signatures. Any Executed Documentation accepted, executed or agreed to in conformity with such laws, rules and regulations will be binding on all parties hereto to the same extent as if it were physically executed and each party hereby consents to the use of any third party electronic signature capture service providers as may be reasonably chosen by a signatory hereto or thereto. When the Trustee acts on any Executed Documentation sent by electronic transmission, the Trustee will not be responsible or liable for any losses, costs or expenses arising directly or indirectly from its reliance upon and compliance with such Executed Documentation, notwithstanding that such Executed Documentation (a) may not be an authorized or authentic communication of the party involved or in the form such party sent or intended to send (whether due to fraud, distortion or otherwise) or (b) may conflict with, or be inconsistent with, a subsequent written instruction or communication; it being understood and agreed that the Trustee shall conclusively presume that Executed Documentation that purports to have been sent by an authorized officer of a Person has been sent by an authorized officer of such Person. The party providing Executed Documentation through electronic transmission or otherwise with electronic signatures agrees to assume all risks arising out of such electronic methods, including, without limitation, the risk of the Trustee acting on unauthorized instructions and the risk of interception and misuse by third parties.

[Signature page follows]

IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Indenture No. 4 to be duly executed as of the day and year first written above.

XYLEM INC.

By:	/s/ Samir Patel
Name: Samir Patel
Title: Vice President & Treasurer

DEUTSCHE BANK TRUST COMPANY AMERICAS, as Trustee

By:	/s/ Chris Niesz
Name: Chris Niesz
Title: Vice President

By:	/s/ Luke Russell
Name: Luke Russell
Title: Assistant Vice President

[Signature Page to Supplemental Indenture No. 4]

EXHIBIT A

[IF THIS NOTE IS TO BE A GLOBAL NOTE, INSERT:]

THIS NOTE IS A GLOBAL NOTE WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF THE DEPOSITARY OR A NOMINEE OF THE DEPOSITARY. THIS NOTE IS EXCHANGEABLE FOR SECURITIES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITARY OR A NOMINEE OF THE DEPOSITARY ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE AND MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, NEW YORK, NEW YORK (“DTC”), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

XYLEM INC.

1.950% Senior Note due 2028

No. 1	$500,000,000

CUSIP: 98419M AM2
ISIN: US98419MAM29

XYLEM INC., a corporation organized and existing under the laws of Indiana (hereinafter called the “Company”, which term includes any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay to Cede & Co. as nominee of the Depository Trust Company, the principal sum of $500,000,0001 on January 30, 2028 (such date is hereinafter referred to as the “Maturity Date”), and to pay interest at a rate of 1.950% per annum from June 26, 2020, or from the most recent date to which interest has been paid or provided for, payable annually in arrears on January 30 and July 30 of each year (each, an “Interest Payment Date”), commencing January 30, 2021 to Holders of record at the close of business on the 15th calendar day (whether or not a Business Day) immediately preceding the Interest Payment Date; provided, however, that interest payable on the Maturity Date of the Notes or any Redemption Date of the Notes shall be payable to the person to whom the principal of such Notes shall be payable.

Interest payable on the Notes on any Interest Payment Date, Redemption Date or Maturity Date shall be computed on the basis of a 360-day year of twelve 30-day months. If any Interest Payment Date falls on a day that is not a Business Day, the interest payment will be made on the next succeeding day that is a Business Day, but no additional interest will accrue as a result of the delay in payment. If the Maturity Date or any Redemption Date of the Notes falls on a day that is not a Business Day, the related payment of principal, premium, if any, and interest will be made on the next succeeding Business Day as if it were made on the date such payment was due, and no interest will accrue on the amounts so payable for the period from and after such date to the next succeeding Business Day.

[1]	INSERT THE FOLLOWING LANGUAGE FOR GLOBAL NOTES: [or such other amount as indicated on the Schedule of Increases or Decreases In Note attached hereto]

Reference is hereby made to the further provisions of this Note set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

Dated:

XYLEM INC.

By:
Name:
Title:

By:
Name
Title:

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

Dated:

DEUTSCHE BANK TRUST COMPANY AMERICAS as Trustee

By:
Authorized Signatory

REVERSE OF NOTE

This Note is one of a duly authorized issue of securities of the Company (herein called the “Notes”), issued and to be issued in one or more series under an Indenture (the “Original Indenture”), dated as of March 11, 2016, between the Company and Deutsche Bank Trust Company Americas, as Trustee (herein called the “Trustee”, which term includes any successor trustee), as amended and supplemented by Supplemental Indenture No. 1, dated as of March 11, 2016, between the Company and the Trustee (“Supplemental Indenture No. 1”; the Original Indenture, as so amended and supplemented, the “Base Indenture”) and as further supplemented by Supplemental Indenture No. 4, dated as of June 26, 2020, between the Company and the Trustee (“Supplemental Indenture No. 4”; the Base Indenture as so further supplemented, the “Indenture”), to which Indenture reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Notes and of the terms upon which the Notes are, and are to be, authenticated and delivered. This Note is one of the series designated on the face hereof, initially limited in aggregate principal amount to $500,000,000.

All terms used in this Note that are defined in the Indenture shall have the meaning assigned to them in the Indenture.

Principal of, premium, if any, and interest on the Notes will be payable at the office of the Paying Agent or, at the Company’s option, payment of interest may be made by check mailed to the Holders of the Notes at their respective addresses set forth in the register of Holders; provided that all payments of principal, premium, if any, and interest with respect to the Notes represented by one or more Global Notes deposited with, or on behalf of, a common depositary, and registered in the name of the nominee of the common depositary for the account of The Depository Trust Company, New York, New York (“DTC”) will be made through the facilities of the common depositary.

The Paying Agent, transfer agent and Security Registrar with respect to the Notes shall initially be the Trustee.

The Notes shall be issuable in minimum denominations of $2,000 and integral multiples of $1,000 in excess thereof.

The Notes of this series are not entitled to the benefit of any sinking fund.

At any time prior to November 30, 2027, the Company shall have the right at its option to redeem the Notes, as a whole or in part, at a redemption price (the “Make-Whole Redemption Price”) equal to the greater of:

(i) 100% of the principal amount of the Notes to be redeemed; and

(ii) the sum, as determined by an Independent Investment Banker, of the present values of the remaining scheduled payments of principal and interest (exclusive of interest accrued to the date of redemption) from the Redemption Date to November 30, 2027, discounted to the Redemption Date on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 25 basis points;

together with, in each case, accrued and unpaid interest on the principal amount of the Notes to be redeemed to, but not including, the Redemption Date.

At any time on or after November 30, 2027, the Company shall have the right at its option to redeem the Notes, as a whole or in part, at a redemption price (the “Par Redemption Price” and together with the Make-Whole Redemption Price, each an “Optional Redemption Price”) equal to 100% of the principal amount of the Notes to be redeemed; plus, accrued and unpaid interest, if any, on the principal amount of the Notes to be redeemed to, but excluding, the Redemption Date.

If a Change of Control Triggering Event occurs, unless the Company has exercised its right to redeem the Notes, the Company shall make an offer (the “Change of Control Offer”) to repurchase all or, at the Holder’s option, any part (equal to $2,000 or any multiple of $1,000 in excess thereof) of each Holder’s Notes at 101% of the aggregate principal amount thereof plus accrued and unpaid interest, if any, to, but not including, the date of purchase (the “Change of Control Purchase Price”) in accordance with the procedures set forth herein and in Supplemental Indenture No. 4.

Within 30 days following any Change of Control Triggering Event or, at the Company’s option, prior to any Change of Control, but after public announcement of the transaction that constitutes or may constitute the Change of Control, the Company shall make the Change of Control Offer by mailing, or causing to be mailed, a notice to all Holders of Notes (with a copy mailed to the Trustee) describing the transaction that constitutes or may constitute the Change of Control Triggering Event and offering to repurchase such Notes on the date specified in the notice, which date will be no earlier than 30 days and no later than 60 days from the date such notice is mailed. The notice, if mailed prior to the date of consummation of the Change of Control, will state that the Change of Control Offer is conditioned on the Change of Control Triggering Event occurring on or prior to such payment date.

On the payment date of the Change of Control Purchase Price as specified in the notice, the Company shall, to the extent lawful:

(i) accept for payment all Notes or portions of Notes properly tendered and not withdrawn pursuant to the Change of Control Offer;

(ii) deposit with the Paying Agent an amount equal to the Change of Control Purchase Price in respect of all Notes or portions of Notes properly tendered and not withdrawn pursuant to the Change of Control Offer; and

(iii) deliver or cause to be delivered to the Trustee the Notes properly accepted together with an Officers’ Certificate stating the aggregate principal amount of Notes or portions of Notes being purchased by the Company.

The Paying Agent shall promptly mail to each Holder who properly tendered Notes pursuant to the Change of Control Offer, the Change of Control Purchase Price for such Notes, and the Trustee shall promptly authenticate and mail (or cause to be transferred by book entry) to each such Holder a new Note equal in principal amount to any unpurchased portion of the Notes surrendered, if any; provided that each new Note will be in a principal amount of $2,000 or a multiple of $1,000 in excess thereof.

The Company will not be required to make a Change of Control Offer upon a Change of Control Triggering Event if a third party makes such an offer in the manner, at the times and otherwise in compliance with the requirements for a Change of Control Offer made by the Company and such third party purchases all Notes properly tendered and not withdrawn under its offer. In the event that such third party terminates or defaults on its offer, the Company shall make a Change of Control offer treating the date of such termination or default as though it were the date of such Change of Control Triggering Event.

The Company will not repurchase any Notes if there has occurred and is continuing on the relevant payment date an Event of Default under the Indenture, other than a default in the payment of the Change of Control Purchase Price upon a Change of Control Triggering Event.

The Indenture contains provisions for defeasance of the obligations of the Company at any time upon compliance by the Company with certain conditions set forth therein, which provisions apply to the Notes of this series.

If an Event of Default with respect to Notes of this series shall occur and be continuing, the principal of the Notes of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Notes at any time by the Company and the Trustee with the consent of the Holders of a majority in principal amount of the Notes of each series affected thereby and at the time Outstanding. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Notes of a series at the time Outstanding, on behalf of the Holders of all Notes of such series, to waive certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Note is registrable in the Security Register, upon surrender of this Note for registration of transfer at the office or agency of the Company in any place where the principal of and interest on this Note are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Notes of this series, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Securities, other than exchanges pursuant to Sections 3.04, 3.06, 9.06 and 11.07 of the Base Indenture.

Prior to due presentment of this Note for registration of transfer, and except as provided for in the Indenture, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Note is registered as the owner hereof for all purposes, whether or not this Note is overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

The Notes of this series are issuable in minimum denominations of $2,000 and integral multiples of $1,000 in excess thereof. As provided in the Indenture and subject to certain limitations therein set forth, Notes of this series are exchangeable for a like aggregate principal amount of Notes of this series of a different authorized denomination, as requested by the Holder surrendering the same.

THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

ASSIGNMENT

FOR VALUE RECEIVED, the undersigned assigns and transfers this Note to:

(Insert assignee’s social security or tax identification number)

(Insert address and zip code of assignee) and irrevocably appoints agent to transfer this Note on the books of the Company. The agent may substitute another to act for him or her.

Date: ______________

Signature:

Signature Guarantee

(Sign exactly as your name appears on the other side of this Note)

SIGNATURE GUARANTEE

Signatures must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Security Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Security Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

SCHEDULE OF INCREASES OR DECREASES IN NOTE

The initial principal amount of this Note is $500,000,000. The following increases or decreases in the principal amount of this Note have been made:

Date	Amount of decrease in principal amount of this Note	Amount of increase in principal amount of this Note	Principal amount of this Note following such decrease or increase	Signature of authorized signatory of Trustee

EXHIBIT B

[IF THIS NOTE IS TO BE A GLOBAL NOTE, INSERT:]

THIS NOTE IS A GLOBAL NOTE WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF THE DEPOSITARY OR A NOMINEE OF THE DEPOSITARY. THIS NOTE IS EXCHANGEABLE FOR SECURITIES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITARY OR A NOMINEE OF THE DEPOSITARY ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE AND MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, NEW YORK, NEW YORK (“DTC”), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

XYLEM INC.

2.250% Senior Note due 2031

No.1	$500,000,000

CUSIP: 98419M AL4
ISIN: US98419MAL46

XYLEM INC., a corporation organized and existing under the laws of Indiana (hereinafter called the “Company”, which term includes any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay to Cede & Co. as nominee of the Depository Trust Company, the principal sum of $500,000,0002 on January 30, 2031 (such date is hereinafter referred to as the “Maturity Date”), and to pay interest at a rate of 2.250% per annum from June 26, 2020, or from the most recent date to which interest has been paid or provided for, payable annually in arrears on January 30 and July 30 of each year (each, an “Interest Payment Date”), commencing January 30, 2021 to Holders of record at the close of business on the 15th calendar day (whether or not a Business Day) immediately preceding the Interest Payment Date; provided, however, that interest payable on the Maturity Date of the Notes or any Redemption Date of the Notes shall be payable to the person to whom the principal of such Notes shall be payable.

Interest payable on the Notes on any Interest Payment Date, Redemption Date or Maturity Date shall be computed on the basis of a 360-day year of twelve 30-day months. If any Interest Payment Date falls on a day that is not a Business Day, the interest payment will be made on the next succeeding day that is a Business Day, but no additional interest will accrue as a result of the delay in payment. If the Maturity Date or any Redemption Date of the Notes falls on a day that is not a Business Day, the related payment of principal, premium, if any, and interest will be made on the next succeeding Business Day as if it were made on the date such payment was due, and no interest will accrue on the amounts so payable for the period from and after such date to the next succeeding Business Day.

[2]	INSERT THE FOLLOWING LANGUAGE FOR GLOBAL NOTES: [or such other amount as indicated on the Schedule of Increases or Decreases In Note attached hereto]

Reference is hereby made to the further provisions of this Note set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

Dated:

XYLEM INC.

By:
Name:
Title:

By:
Name
Title:

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

Dated:

DEUTSCHE BANK TRUST COMPANY AMERICAS as Trustee

By:
Authorized Signatory

REVERSE OF NOTE

This Note is one of a duly authorized issue of securities of the Company (herein called the “Notes”), issued and to be issued in one or more series under an Indenture (the “Original Indenture”), dated as of March 11, 2016, between the Company and Deutsche Bank Trust Company Americas, as Trustee (herein called the “Trustee”, which term includes any successor trustee), as amended and supplemented by Supplemental Indenture No. 1, dated as of March 11, 2016, between the Company and the Trustee (“Supplemental Indenture No. 1”; the Original Indenture, as so amended and supplemented, the “Base Indenture”) and as further supplemented by Supplemental Indenture No. 4, dated as of June 26, 2020, between the Company and the Trustee (“Supplemental Indenture No. 4”; the Base Indenture as so further supplemented, the “Indenture”), to which Indenture reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Notes and of the terms upon which the Notes are, and are to be, authenticated and delivered. This Note is one of the series designated on the face hereof, initially limited in aggregate principal amount to $500,000,000.

All terms used in this Note that are defined in the Indenture shall have the meaning assigned to them in the Indenture.

Principal of, premium, if any, and interest on the Notes will be payable at the office of the Paying Agent or, at the Company’s option, payment of interest may be made by check mailed to the Holders of the Notes at their respective addresses set forth in the register of Holders; provided that all payments of principal, premium, if any, and interest with respect to the Notes represented by one or more Global Notes deposited with, or on behalf of, a common depositary, and registered in the name of the nominee of the common depositary for the account of The Depository Trust Company, New York, New York (“DTC”) will be made through the facilities of the common depositary.

The Paying Agent, transfer agent and Security Registrar with respect to the Notes shall initially be the Trustee.

The Notes shall be issuable in minimum denominations of $2,000 and integral multiples of $1,000 in excess thereof.

The Notes of this series are not entitled to the benefit of any sinking fund.

At any time prior to October 30, 2030, the Company shall have the right at its option to redeem the Notes, as a whole or in part, at a redemption price (the “Make-Whole Redemption Price”) equal to the greater of:

(i) 100% of the principal amount of the Notes to be redeemed; and

(ii) the sum, as determined by an Independent Investment Banker, of the present values of the remaining scheduled payments of principal and interest (exclusive of interest accrued to the date of redemption) from the Redemption Date to October 30, 2030, discounted to the Redemption Date on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 25 basis points;

together with, in each case, accrued and unpaid interest on the principal amount of the Notes to be redeemed to, but not including, the Redemption Date.

At any time on or after October 30, 2030, the Company shall have the right at its option to redeem the Notes, as a whole or in part, at a redemption price (the “Par Redemption Price” and together with the Make-Whole Redemption Price, each an “Optional Redemption Price”) equal to 100% of the principal amount of the Notes to be redeemed; plus, accrued and unpaid interest, if any, on the principal amount of the Notes to be redeemed to, but excluding, the Redemption Date.

If a Change of Control Triggering Event occurs, unless the Company has exercised its right to redeem the Notes, the Company shall make an offer (the “Change of Control Offer”) to repurchase all or, at the Holder’s option, any part (equal to $2,000 or any multiple of $1,000 in excess thereof) of each Holder’s Notes at 101% of the aggregate principal amount thereof plus accrued and unpaid interest, if any, to, but not including, the date of purchase (the “Change of Control Purchase Price”) in accordance with the procedures set forth herein and in Supplemental Indenture No. 4.

Within 30 days following any Change of Control Triggering Event or, at the Company’s option, prior to any Change of Control, but after public announcement of the transaction that constitutes or may constitute the Change of Control, the Company shall make the Change of Control Offer by mailing, or causing to be mailed, a notice to all Holders of Notes (with a copy mailed to the Trustee) describing the transaction that constitutes or may constitute the Change of Control Triggering Event and offering to repurchase such Notes on the date specified in the notice, which date will be no earlier than 30 days and no later than 60 days from the date such notice is mailed. The notice, if mailed prior to the date of consummation of the Change of Control, will state that the Change of Control Offer is conditioned on the Change of Control Triggering Event occurring on or prior to such payment date.

On the payment date of the Change of Control Purchase Price as specified in the notice, the Company shall, to the extent lawful:

(i) accept for payment all Notes or portions of Notes properly tendered and not withdrawn pursuant to the Change of Control Offer;

(ii) deposit with the Paying Agent an amount equal to the Change of Control Purchase Price in respect of all Notes or portions of Notes properly tendered and not withdrawn pursuant to the Change of Control Offer; and

(iii) deliver or cause to be delivered to the Trustee the Notes properly accepted together with an Officers’ Certificate stating the aggregate principal amount of Notes or portions of Notes being purchased by the Company.

The Paying Agent shall promptly mail to each Holder who properly tendered Notes pursuant to the Change of Control Offer, the Change of Control Purchase Price for such Notes, and the Trustee shall promptly authenticate and mail (or cause to be transferred by book entry) to each such Holder a new Note equal in principal amount to any unpurchased portion of the Notes surrendered, if any; provided that each new Note will be in a principal amount of $2,000 or a multiple of $1,000 in excess thereof.

The Company will not be required to make a Change of Control Offer upon a Change of Control Triggering Event if a third party makes such an offer in the manner, at the times and otherwise in compliance with the requirements for a Change of Control Offer made by the Company and such third party purchases all Notes properly tendered and not withdrawn under its offer. In the event that such third party terminates or defaults on its offer, the Company shall make a Change of Control offer treating the date of such termination or default as though it were the date of such Change of Control Triggering Event.

The Company will not repurchase any Notes if there has occurred and is continuing on the relevant payment date an Event of Default under the Indenture, other than a default in the payment of the Change of Control Purchase Price upon a Change of Control Triggering Event.

The Indenture contains provisions for defeasance of the obligations of the Company at any time upon compliance by the Company with certain conditions set forth therein, which provisions apply to the Notes of this series.

If an Event of Default with respect to Notes of this series shall occur and be continuing, the principal of the Notes of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Notes at any time by the Company and the Trustee with the consent of the Holders of a majority in principal amount of the Notes of each series affected thereby and at the time Outstanding. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Notes of a series at the time Outstanding, on behalf of the Holders of all Notes of such series, to waive certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Note is registrable in the Security Register, upon surrender of this Note for registration of transfer at the office or agency of the Company in any place where the principal of and interest on this Note are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Notes of this series, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Securities, other than exchanges pursuant to Sections 3.04, 3.06, 9.06 and 11.07 of the Base Indenture.

Prior to due presentment of this Note for registration of transfer, and except as provided for in the Indenture, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Note is registered as the owner hereof for all purposes, whether or not this Note is overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

The Notes of this series are issuable in minimum denominations of $2,000 and integral multiples of $1,000 in excess thereof. As provided in the Indenture and subject to certain limitations therein set forth, Notes of this series are exchangeable for a like aggregate principal amount of Notes of this series of a different authorized denomination, as requested by the Holder surrendering the same.

THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

ASSIGNMENT

FOR VALUE RECEIVED, the undersigned assigns and transfers this Note to:

(Insert assignee’s social security or tax identification number)

(Insert address and zip code of assignee) and irrevocably appoints agent to transfer this Note on the books of the Company. The agent may substitute another to act for him or her.

Date: ______________

Signature:

Signature Guarantee

(Sign exactly as your name appears on the other side of this Note)

SIGNATURE GUARANTEE

Signatures must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Security Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Security Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

SCHEDULE OF INCREASES OR DECREASES IN NOTE

The initial principal amount of this Note is $500,000,000. The following increases or decreases in the principal amount of this Note have been made:

Date	Amount of decrease in principal amount of this Note	Amount of increase in principal amount of this Note	Principal amount of this Note following such decrease or increase	Signature of authorized signatory of Trustee